SUPPLEMENT DATED JUNE 25, 2024 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2024 AND THE
CURRENT STATEMENT OF ADDITIONAL INFORMATION OF
VANECK FUNDS

GLOBAL RESOURCES FUND
Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX
This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus, and the current Statement of Additional Information (“SAI”) for VanEck Funds (the “Trust”) regarding Global Resources Fund (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective July 1, 2024 (the “Effective Date”), Van Eck Associates Corporation, the investment adviser to the Fund (the “Adviser”) has agreed to lower the management fee for the Fund from 1.00% to 0.95% of the first $2.5 billion of average daily net assets of the Fund.

Accordingly, effective on the Effective Date, the Fund’s Summary Prospectus and Prospectus are supplemented as follows:

The “Annual Fund Operating Expenses” and “Expense Example” tables (including the related footnotes) as included in the Fund’s Summary Prospectus and “Summary Information - Fund Fees and Expenses” section of the Fund’s Prospectus are hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class Y
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.25%	0.50%	0.13%	0.16%
Total Annual Fund Operating Expenses[2]	1.45%	2.45%	1.08%	1.11%
Fee Waivers and/or Expense Reimbursements[2,3]	-0.07%	-0.25%	-0.13%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	1.38%	2.20%	0.95%	1.11%

1     A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased at or above the $1 million breakpoint level.
2 Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.
3     Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 0.95% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2025. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$707	$1,001	$1,315	$2,205
Class C	Sold	$323	$740	$1,283	$2,767
	Held	$223	$740	$1,283	$2,767
Class I	Sold or Held	$97	$331	$583	$1,305
Class Y	Sold or Held	$113	$353	$612	$1,352

The third paragraph included under the “Shareholder Information - Management of the Funds and Service Providers - Information About Fund Management/Investment Adviser” section of the Prospectus is hereby deleted and replaced with the following:

Fees paid to the Adviser: Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets of the Fund. Global Resources Fund pays the Adviser a monthly fee at the annual rate of 0.95% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion, which includes the fees paid for accounting and administrative services. International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. For these services, Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 0.25% of average daily net assets and International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.25% of the first $750 million of average daily net assets and 0.20% of average daily net assets in excess of $750 million. For purposes of calculating these fees for the International Investors Gold Fund, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. The Subsidiary does not pay the Adviser a fee for managing the Subsidiary’s portfolio.

Additionally, the third paragraph of the section of the SAI entitled “Investment Advisory Services” is hereby deleted and replaced with the following:

VEAC and VEARA each serve as investment manager to the applicable Funds pursuant to an investment advisory agreement between the Trust and such Adviser (each, an “Advisory Agreement”). The advisory fee paid pursuant to each Advisory Agreement is computed daily and paid monthly by each Fund to its Adviser at the following annual rates: CM Commodity Index Fund pays VEARA a fee at the annual rate of 0.65% of the Fund’s average daily net assets, which includes the fee paid to VEARA for accounting and administrative services; Emerging Markets Fund pays VEAC a fee at the annual rate of 0.75% of average daily net assets of the Fund; Global Resources Fund pays VEAC a fee at the annual rate of 0.95% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion, which includes the fee paid to VEAC for accounting and administrative services; International Investors Gold Fund pays VEAC a fee at the annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million; Emerging Markets Bond Fund pays VEAC a fee at the annual rate of 0.80% of the first $1.5 billion of average daily net assets of the Fund and 0.75% of average daily net assets in excess of $1.5 billion, which includes the fee paid to VEAC for accounting and administrative services; and VanEck Morningstar Wide Moat Fund pays VEAC a fee at the annual rate of 0.45% of average daily net assets, which includes the fee paid to VEAC for accounting and administrative services. Each class of a Fund’s shares pays its proportionate share of the Fund’s fee. For purposes of calculating these fees for the International Investors Gold Fund and CM Commodity Index Fund, the net assets of each Fund include the value of each Fund’s interest in the Gold Subsidiary and the CMCI Subsidiary, respectively. Each of the Gold Subsidiary and the CMCI Subsidiary does not pay VEAC or VEARA, respectively, a fee for managing the Gold Subsidiary’s or the CMCI Subsidiary’s portfolio.

Please retain this supplement for future reference.